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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2004
Date of Report (Date of Earliest Event Reported)

BENTLEY PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)
1-10581 (Commission File Number)	59-1513162 (I.R.S. Employer Identification No.)
Bentley Park 2 Holland Way Exeter, New Hampshire (Address of Principal Executive Offices)	03883 (Zip Code)

(603) 658-6100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

BENTLEY PHARMACEUTICALS, INC.

Item 12.    Results of Operations and Financial Condition.

On May 5, 2004, Bentley Pharmaceuticals, Inc. (the "Company") issued a press release announcing financial results for its first quarter of 2004. A copy of the press release is furnished herewith as Exhibit 99. Exhibit 99 is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2004	By:	/s/ MICHAEL D. PRICE Michael D. Price Vice President and Chief Financial Officer

BENTLEY PHARMACEUTICALS, INC.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99	First Quarter of 2004 Earnings Release dated May 5, 2004

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SIGNATURES
BENTLEY PHARMACEUTICALS, INC.
EXHIBIT INDEX